UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 5, 2016

Tyson Foods, Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State of incorporation or organization)

001-14704
(Commission File Number)

71-0225165
(IRS Employer Identification No.)

2200 West Don Tyson Parkway, Springdale, AR 72762-6999
(479) 290-4000
(Address, including zip code, and telephone number, including area code, of
Registrant’s principal executive offices)

Not applicable
(Former name, former address and former fiscal year, if applicable)

___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of the shareholders of the Company was held on February 5, 2016. Matters voted on by shareholders included (i) the election of directors to the Company’s board of directors, (ii) reapproval of the Company’s Annual Incentive Compensation Plan for Senior Executive Officers, (iii) ratification of the Company’s selection of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending October 1, 2016, (iv) a shareholder proposal to disclose the potential risks and operational impacts with indefinitely allowing “gestation crates” in the Company’s supply system (“Shareholder Proposal No. 1”), (v) a shareholder proposal to adopt and implement a water stewardship policy designed to reduce risks of water contamination at Company-owned facilities, facilities under contract to the Company, and the Company’s suppliers (“Shareholder Proposal No. 2”), (vi) a shareholder proposal to adopt as policy and amend the Company’s by-laws as necessary to require the Chair of the Company’s board of directors, whenever possible, to be an independent member of the board (“Shareholder Proposal No. 3”), (vii) a shareholder proposal to initiate and adopt a recapitalization plan for all outstanding stock to have one vote per share (“Shareholder Proposal No. 4”), (viii) a shareholder proposal for the Company to publish an annual report disclosing objective assessments of working conditions in the Company’s processing plants (“Shareholder Proposal No. 5”), and (ix) a shareholder proposal for the Company to prepare an annual report disclosing Company policy and procedures governing lobbying and grassroots lobbying communications, payments by the Company used for lobbying or grassroots lobbying communications, including the amount of the payment and the recipient, the Company’s membership in and payments to tax-exempt organizations that write and endorse model legislation, and a description of the decision making process and oversight by management and the board of directors with respect to such payments (“Shareholder Proposal No. 6”). The results of the shareholders’ votes are reported below.

(i)	With respect to the election of directors:

Directors	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
John Tyson	922,701,979	4,357,840	1,237,784	22,653,617
Gaurdie E. Banister Jr.	925,515,807	1,527,672	1,254,124	22,653,617
Mike Beebe	926,085,586	946,215	1,265,802	22,653,617
Mikel A. Durham	924,227,808	2,804,137	1,265,658	22,653,617
Kevin M. McNamara	925,588,026	1,456,557	1,253,020	22,653,617
Brad T. Sauer	924,503,027	2,535,910	1,258,666	22,653,617
Donnie Smith	924,951,331	2,116,696	1,229,576	22,653,617
Robert Thurber	924,757,102	2,269,880	1,270,621	22,653,617
Barbara A. Tyson	828,699,593	98,350,014	1,247,996	22,653,617

(ii)	With respect to the reapproval of the Annual Incentive Compensation Plan:

Votes For	921,521,634
Votes Against	5,342,745
Votes Abstained	1,433,224
Broker Non-Votes	22,653,617

(iii)	With respect to the ratification of the Company’s selection of PwC:

Votes For	949,304,456
Votes Against	384,322
Votes Abstained	1,262,442

(iv)	With respect to Shareholder Proposal No. 1:

Votes For	116,822,919
Votes Against	797,339,317
Votes Abstained	14,135,366
Broker Non-Votes	22,653,618

(v)	With respect to Shareholder Proposal No. 2:

Votes For	109,651,770
Votes Against	800,012,474
Votes Abstained	18,633,358
Broker Non-Votes	22,653,618

(vi)	With respect to Shareholder Proposal No. 3:

Votes For	145,919,145
Votes Against	780,583,204
Votes Abstained	1,795,253
Broker Non-Votes	22,653,618

(vii)	With respect to Shareholder Proposal No. 4:

Votes For	206,849,041
Votes Against	719,865,550
Votes Abstained	1,583,011
Broker Non-Votes	22,653,618

(viii)	With respect to Shareholder Proposal No. 5:

Votes For	42,182,372
Votes Against	865,708,153
Votes Abstained	20,407,077
Broker Non-Votes	22,653,618

(ix)	With respect to Shareholder Proposal No. 6:

Votes For	88,739,566
Votes Against	823,617,310
Votes Abstained	15,940,726
Broker Non-Votes	22,653,618

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYSON FOODS, INC.

Date: February 11, 2016	By:	/s/ R. Read Hudson

	Name:	R. Read Hudson
	Title:	Vice President, Associate General
Counsel and Secretary

4